               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004

                         Commission file number 33-31067

                             ITec Environmental Group, Inc.

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        (Exact name of small business issuer as specified in its charter)

                    Delaware                             31-1705310

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       (State or other jurisdiction of                 (IRS Employer

        incorporation or organization)              Identification No.)

                       693 Hi Tech Parkway Suite 3, Oakdale, CA

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                    (Address of principal executive offices)

                                 (209) 848-3900

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                           (Issuer's telephone number)

                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 5  Other Events

Itec Environmental Group, Inc. today announced changes to its Board of Directors.

Recent additions include Jeffrey Chartier, President of Chartier Financial Group.  Mr. Chartier brings to the Board extensive experience in investment banking and financial dealings with publicly traded companies.

Edward Taxin joins the board with extensive experience in Investor Relations.  Mr. Taxin is the host of the “Financial Hour”, a radio talk show specializing in the dissemination of information about publicly traded companies.

In addition, the company has accepted the resignation of Lisa Fitzpatrick.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

       Exhibit No.                   Description

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       99.1              Press Release dated March 25, 2004

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 25, 2004            ITEC ENVIRONMENTAL GROUP, INC.

                                     (Registrant)

                                 BY  /s/ Gary M. De Laurentiis

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                                     Gary M. De Laurentiis

                                     Chief Executive Officer